UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KVH INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Set forth below is a communication first published, sent or given by KVH Industries, Inc. on June 7, 2021.

Leading Independent Proxy Advisory Firm ISS Recommends KVH Shareholders Vote FOR Company’s Two Independent and Highly Qualified Director Nominees on the BLUE Proxy Card

ISS Highlights that KVH’s Strategy Is Working and That VIEX Has Not Made a “Sufficiently Detailed and Compelling” Case for Change

KVH Encourages All Shareholders to Vote for Both Nominees on the BLUE Card

MIDDLETOWN, R.I. – June 7, 2021 – KVH Industries, Inc., (Nasdaq: KVHI) (“KVH” or the “Company”), today announced that leading proxy advisory firm Institutional Shareholder Services (“ISS”) has recommended that KVH shareholders vote FOR the Company’s two highly qualified candidates – Cielo Hernandez and Cathy-Ann Martine-Dolecki – to the Board of Directors (the “Board”) on the BLUE proxy card ahead of KVH’s Annual Meeting of Shareholders to be held on June 17, 2021.

In its report, ISS specifically highlighted that KVH’s strategy is working:1

•	“Contrary to the dissident's argument, it appears that KVHI has had a strategy in place since the Videotel sale in mid-2019. KVHI has formally articulated goals and reached milestones in furtherance of each of the strategy's three prongs…”

•	“KVHI has consistently advanced the strategy over the past two years, which is likely contributing to the recent share price improvement.”

•	“All in, the AgilePlans platform appears to be moving in the right direction, and results align with the board's messaging…As the board mentioned, margins have also improved as the business has scaled.”

•	“In a more general sense, it also appears that KVHI has been able to deliver on its stated development and commercialization plans for the PIC technology, in the same way that it has for the AgilePlans platform.”

•	“According to the board, the strategy is designed to address profitability issues that have plagued KVHI in the recent past, among other things. Recent results are therefore encouraging.”

Regarding VIEX’s lack of a plan or ideas for how to improve KVH’s performance, ISS notes:1

•	“The dissident…has not presented a sufficiently detailed and compelling case for change.”

On behalf of the Board, Martin Kits van Heyningen, KVH’s chairman and chief executive officer, commented, “ISS’s recommendation further supports what we have been saying for some time: our strategy is working and now is not the time to disrupt our positive momentum. By voting on the BLUE card FOR our two highly qualified candidates – Cielo Hernandez and Cathy-Ann Martine-Dolecki – we believe shareholders have the opportunity to meaningfully enhance our Board and further our goal of delivering long-term value. We look forward to continuing to engage with our fellow shareholders and are confident that KVH is on the right course.”

KVH ENCOURAGES SHAREHOLDERS TO VOTE ON THE BLUE PROXY CARD TODAY

For additional information, please visit www.ProtectKVH.com.

1 Permission to quote from the ISS report was neither sought nor obtained. Emphasis added.

About KVH Industries, Inc.

KVH Industries, Inc., is a global leader in mobile connectivity and inertial navigation systems, innovating to enable a mobile world. The market leader in maritime VSAT, KVH designs, manufactures, and provides connectivity and content services globally. KVH is also a premier manufacturer of high-performance sensors and integrated inertial systems for defense and commercial applications. Founded in 1982, the Company is based in Middletown, RI, with research, development, and manufacturing operations in Middletown, RI, and Tinley Park, IL, and more than a dozen offices around the globe.

KVH is a registered trademark of KVH Industries, Inc.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement and a form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting of Stockholders (the “Definitive Proxy Statement”). THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders may obtain the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies are also available free of charge at the Company’s website at www.kvh.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Definitive Proxy Statement filed with the SEC on May 17, 2021 and, with respect to directors and executive officers appointed following such date, will be available in certain of the Company’s other SEC filings made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the SEC from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Media:

Sloane & Company

Dan Zacchei / Joe Germani
dzacchei@sloanepr.com / jgermani@sloanepr.com

Investors:

D.F. King & Co., Inc.

Edward McCarthy
(212) 269-5550
 KVH@dfking.com